SUPPLEMENTAL AGREEMENT NO. 9

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 22nd day of January 2018, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 aircraft (Aircraft);

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer have agreed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

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WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.                  Table of Contents.

1.1              Remove and replace, in its entirety, the Table of Contents with a new Table of Contents attached to this SA-10 and made a part hereof by this reference.

2.                  Tables.

2.1              Remove and replace Table 1-1 containing one hundred twenty (120) 737-8 Aircraft to the Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, and replace that Table 1-1 with a new Table 1-1 entitled 737-8 Aircraft Delivery, Description, Price, and Advance Payments that adds an additional fifteen (15) 737-8 Aircraft and removes thirty (30) 737-8 Aircraft that are being converted to thirty (30) 737-10 Aircraft, for a new total of one hundred five (105) 737-8 Aircraft.

2.2              Remove and replace Table 1 -1 to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, with amended now current escalation factors, new Optional Features price, deferral of nine (9) Aircraft delivery positions, and the acceleration of two (2) aircraft delivery positions.  The revised Table 1-1 is attached to this SA-9 and made a part hereof by this reference,

3.                  Exhibits.

3.1              Remove and replace the Exhibit A, Aircraft Configuration, with a revised Exhibit A, amended to incorporate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2              Remove and replace the Supplemental Exhibit No. CS1, Customer Support Variables, with a revised CSl, attached to this SA-9 and made a part hereof by this reference.

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4.                  Letter Agreements

4.1              Remove and replace Letter Agreement No. GOT-PA-3 780-LA-3 207848R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207848R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]   attached to this SA-9 and made a part hereof by this reference.  Letter Agreement No. GOT-PA-3780-LA-1207848R3 was modified to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2              Add previously executed Letter Agreement No. GOT-PA-3780-LA-1701805.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached as Exhibit 6 to this SA-9 and made a part hereof by this reference.

5.                  Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential.  Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________________

Its        Attorney-In-fact

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GAC INC.

By ______________________________	By ______________________________
Its _______________________________	Its _______________________________
Witness __________________________	Witness __________________________

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TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENT NUMBER 9

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1-1.	Aircraft Information Table	SA-9

EXHIBIT
A.	Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA-8
CSl.	Customer Support Variables	SA-9
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

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LETTER AGREEMENTS		SA Number

GOT-PA-3780-LA-1207832	Loading of Customer Software
GOT-PA-3780-LA-1207833	Spare Parts Initial Provisioning
GOT-PA-3780-LA-1207834	Purchase Rights
GOT-PA-3780-LA-1207835R1	Table 1-1 Substitution of Model 737-8 into Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
GOT-PA-3780-LA-1207836R2	Advance Payments Matters	SA-8
GOT-PA-3780-LA-1207838R1	Promotional Support	SA-3
GOT-PA-3780-LA-1207737R2	Special Matters – Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
GOT-PA-3780-LA-1207734R1	Liquidated Damages – Non Excusable Delay	SA-3
GOT-PA-3780-LA-1207839	Demonstration Flight Waiver
GOT-PA-3780-LA-1207840R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-8
GOT-PA-3780-LA-1207841	Boeing Purchase of Buyer Furnished Equipment
GOT-PA-3780-LA-1207842	Open Matters
GOT-PA-3780-LA-1207845	AGTA Matters
GOT-PA-3780-LA-1207848R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-9

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LETTER AGREEMENTS		SA Number

GOT-PA-3780-LA-1207735R1	Performance Matters – 737-8	SA-8
GOT-PA-3780-LA-1207830	Maintenance Cost Guarantee – 737-8
GOT-PA-3780-LA-1207847	Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program
GOT-PA-3780-LA-1501970R1	Table 1-1 Substitution of Model 737-8 into Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	SA-7
GOT-PA-3780-LA-1600544	Other Payment Matters	SA-7
GOT-PA-3780-LA-1701805	Seller Purchased Equipment	SA-9

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RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	1	October	2012
SA-2	4	November	2013
SA-3	2	October	2015
SA-4	2	October	2015
SA-5	6	November	2015
SA-6		Not used	2016
SA-7	19	April	2016
SA-8	5	December	2016
SA-9	–	October	2017

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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Model/Thrust: CFMLEAP-1B27	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Airframe Price Base Year/Escalation Formula:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Engine Price Base Year/Escalation Formula:
Optional Features:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Sub-Total of Airframe and Features:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Base Year Index (ECI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Base Year Index (CPI):	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Buyer Furnished Equipment (BFE) Estimate:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Seller Purchased Equipment (SPE) Estimate:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Deposit per Aircraft:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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#4810-7244-4553v1

Table 1-1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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AIRCRAFT CONFIGURATION

Between

THE BOEING COMPANY

And

GAC, INC.

EXHIBIT A to PURCHASE AGREEMENT NUMBER 3780

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		Page 1
BOEING PROPRIETARY

#4810-7244-4553v1

EXHIBIT A

AIRCRAFT CONFIGURATION

DATED __1-22-2018__

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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#4810-7244-4553v1

Boeing Proprietary

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Customer Log:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Customer:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Model:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Base Date:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Qty of A/C:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Price
CR	Title	Per A/C $
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

GAC, INC.

Supplemental Exhibit CS1
to Purchase Agreement Number 3780

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CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

Customer and Boeing will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.                  Maintenance Training.

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2.                  Flight Training.

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3.                  Planning Assistance.

3.1              Maintenance Engineering.

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3.2              Spares.

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4.                  Technical Data and Documents.

4.1              Flight Operations.

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4.2              Maintenance.

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4.3              Service Engineering.

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4.4              Maintenance Programs Engineering.

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4.5              Facilities and Equipment Planning.

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4.6              Airport Technology.

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4.7              Supplier Technical Data.

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4.8              Product Standard.

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4.9              Fleet Statistical Data and Report

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4.10          Engineering Drawings

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5.                  Aircraft Information.

5.1              “Aircraft Information” is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2              License Grant.  To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.                  Field Service Intro Representation

Included within Boeing’s field service representation will be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject:           Flexible Delivery Positions

Reference:       Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement

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2.                  Written Notice Requirements

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Very truly yours,

THE BOEING COMPANY

By _________________________________

Its                    Attorney-In-fact

ACCEPTED AND AGREED TO this

Date:                                                   2018

GAC INC.

By ______________________________	By ______________________________
Its _______________________________	Its _______________________________
Witness __________________________	Witness __________________________

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The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

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GAC, Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject:           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This cover page incorporates previously executed letter agreement GOT-PA-3780-LA-1701805 (Letter Agreement).

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The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

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GAC.  Inc.
PO Box 309, Ugland House
Grand Cayman
KY1-1104
Cayman Islands

Subject:           Seller Purchased Equipment

Reference:       Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

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Seller Purchased Equipment

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Very truly yours,

THE BOEING COMPANY

By    _________________________________

Its     Attorney-In-fact

ACCEPTED AND AGREED TO this

Date:

GAC INC.

By ______________________________	By ______________________________
Its _______________________________	Its _______________________________
Witness __________________________	Witness __________________________

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Attachment A

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SUPPLEMENTAL AGREEMENT NO. 10

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8 Aircraft and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of June 2018, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

WITNESSETH:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 and Model 737-10 aircraft (individually, 737-8 Aircraft and 737-10 Aircraft, and collectively, Aircraft);

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS. Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS. Boeing and Buyer have agreed to a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have also agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.                  Table of Contents.

1.1              Remove and replace, in its entirety, the Table of Contents with a new Table of Contents attached to this SA-10 and made a part hereof by this reference.

2.                  Tables.

2.1              Remove and replace Table 1-1 containing one hundred twenty (120) 737-8 Aircraft to the Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, and replace that Table 1-1 with a new Table 1-1 entitled 737-8 Aircraft Delivery, Description, Price, and Advance Payments that adds an additional fifteen (15) 737-8 Aircraft and removes thirty (30) 737-8 Aircraft that are being converted to thirty (30) 737-10 Aircraft, for a new total of one hundred five (105) 737¬8 Aircraft.

2.2              Add Table 1-3 containing thirty (30) 737-10 Aircaft to the Purchase Agreement No. 3780, entitled 737-10 Aircraft Delivery, Description, Price, and Advance Payments.

3.                  Exhibits.

3.1              Add the open configuration Exhibit A2, Aircraft Configuration for the 737-10 Aircraft.

4.                  Letter Agreements.

4.1              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207836R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement No. GOT-PA-3780-1, A-207836R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached to this SA-10 and made a part hereof by this reference.

4.2              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207838R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207838R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached to this SA-10 and made a part hereof by this reference.

4.3              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207737R2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207737R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference

4.4              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207840R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA- 1207840R4, 737-8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.5              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207842, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement No. GOT-PA-3780-LA-1207842R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.6              Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207848R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with Letter Agreement No. GOT-PA-3780-LA- 1207848R4, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

             4.7 Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207735R1, 737-8, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA- 1207735R2, 737-8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.8              Add Letter Agreement No. GOT-PA-3780-LA-1804583, 737-10 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.9              Add Letter Agreement No. GOT-PA-3780-LA-1804642, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.10          Add Letter Agreement No. GOT-PA-3780-LA-1807661, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.11          Add Letter Agreement No. GOT-PA-3780-LA-1804667, 737-10 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached to this SA-10 and made a part hereof by this reference.

4.12          Add Letter Agreement No. GOT-PA-3780-LA-1804679, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], attached to this SA-10 and made a part hereof by this reference.

4.13          Add Letter Agreement No. GOT-PA-3780-LA-1804682, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached to this SA-10 and made a part hereof by this reference.

5.                  Confidential Treatment.

            Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential. Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

            The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By______________________

Its ______________________

GAC INC.

By __________________________________ Its ___________________________________ Witness_______________________________	By __________________________________ Its ___________________________________ Witness_______________________________

SUPPLEMENTAL AGREEMENT NO. 11

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8 Aircraft and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 21st day of November 2018, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 and Model 737-10 aircraft (individually, 737-8 Aircraft and 737-10 Aircraft, and collectively, Aircraft);

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Boeing and Buyer have agreed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

WHEREAS, because Boeing and Buyer will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer agree that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, if [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW, THEREFORE, in consideration of the mutual covenants contained herein,

the parties agree to amend the Agreement as follows:

1. Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents attached to this SA-11 and made a part hereof by this reference.

2. Tables.

Remove and replace Table 1-1 to the Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, and replace that Table 1-1 with a new Table 1-1 entitled 737-8 Aircraft Delivery, Description, Price, and Advance Payments identified as SA-11, which will show the deferral of the October, November, and December 2019 Aircraft to May, June and July 2028.

3. Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential. Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

The Purchase Agreement, be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMP ANY

ByWilliam E. Breyer

Its_________________________

GAC INC.

By __________________________________ Its ___________________________________ Witness_______________________________	By __________________________________ Its ___________________________________ Witness_______________________________